Exhibit 10.2

SECOND AMENDMENT TO SIXTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Second Amendment to Sixth Amended and Restated Loan and Security Agreement (this “Amendment”) is made as of February 20, 2018, among Regional Management Corp. (“Regional”), Regional Finance Corporation of South Carolina, Regional Finance Corporation of Georgia, Regional Finance Corporation of Texas, Regional Finance Corporation of North Carolina, Regional Finance Corporation of Alabama, Regional Finance Corporation of Tennessee, Regional Finance Company of New Mexico, LLC, Regional Finance Company of Oklahoma, LLC, Regional Finance Company of Missouri, LLC, Regional Finance Company of Georgia, LLC, RMC Financial Services of Florida, LLC, Regional Finance Company of Louisiana, LLC, Regional Finance Company of Mississippi, LLC, Regional Finance Company of Kentucky, LLC and Regional Finance Company of Virginia, LLC (each individually a “Borrower” and collectively the “Borrowers”), the financial institutions listed as lenders on the signature pages to this Amendment (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”) and Bank of America, N.A. as agent for the Lenders (in its capacity as agent, the “Agent”).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Sixth Amended and Restated Loan and Security Agreement, dated as of June 20, 2017, as amended by that certain First Amendment to Sixth Amended and Restated Loan and Security Agreement, dated as of November 21, 2017 (as amended and as may be further amended, restated, modified, substituted, extended, or renewed from time to time, and together with all of its exhibits, schedules and attachments thereto, collectively the “Loan Agreement”);

WHEREAS, the Borrowers acknowledge that as of the close of business on February 16, 2018, there was outstanding the aggregate principal amount of $457,000,045.03 under the Loan Agreement in respect of the outstanding principal amount of Revolving Loans and the undrawn face amount of all outstanding Letters of Credit;

WHEREAS, the Borrowers have requested that the Agent and the Lenders modify certain provisions of the Loan Agreement and the Agent and the Lenders have agreed to do so subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

Section 1    DEFINED TERMS; RECITALS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement. The Borrowers, the Lenders and the Agent agree that the Recitals above are a part of this Amendment.

Section 2    AMENDMENTS. The Loan Agreement is hereby amended as follows:

a.	Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Existing Term Loan Transaction” and replacing it with the following:

•	“Existing Term Loan Transaction shall mean that certain Credit Agreement, subject to the Intercreditor Agreement, originally dated as of December 11, 2015 and as amended and restated pursuant to that certain Amended and Restated Credit Agreement dated as of November 21, 2017 (and amended by that certain Amendment No. 1 to the Amended and Restated Credit Agreement to be dated on or about February 20, 2018), by and among Regional Management Receivables, LLC, as borrower, Regional Management Corp., as servicer, the lenders from time to time party thereto, Wells Fargo Securities, LLC, as administrative agent for the lenders, and Wells Fargo Bank, National Association, as account bank, collateral custodian, and backup servicer.”

b.	Section 1.1 of the Loan Agreement is hereby amended by deleting subsection (f) of the definition of “Eligible Contracts” and replacing it with the following:

•	“(f) (i) are secured by Property located solely in the continental United States or (ii) if unsecured, (A) the aggregate Net Balance of such unsecured Contracts does not exceed $120,000,000, in the aggregate, at any given time and (B) such unsecured Contracts shall only remain Eligible Contracts if, upon a refinancing thereof, such unsecured Contracts are then secured by Property located solely in the continental United States;”

c.	The second paragraph (starting with “provided, however,”) of Section 11.1 is hereby deleted in its entirety and replaced with the following:

•	“provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by (i) all the Lenders (and Borrowers and Agent), or (ii) by Agent (at the written request of all the Lenders) and Borrowers, do any of the following…”

d.	Subsection (j) of Section 11.1 is hereby deleted in its entirety and replaced with the following:

•	“(j) change the definitions of “Availability”, “Majority Lenders”, “Required Lenders”, “Non-Warehouse Facility Securitization”, “Warehouse Securitization”, “Warehouse Facility”, “Non-Warehouse Facility Permitted Securitization Transfers”, “Warehouse Facility Permitted Securitization Transfers”, “Warehouse Facility Permitted Transfers” or “Securitization;”

e.	The Schedules attached to the Loan Agreement are hereby replaced with the Schedules attached hereto as Exhibit A.

Section 3    REPRESENTATIONS AND WARRANTIES.

Each of the Borrowers hereby represents and warrants to the Agent, as of the Amendment Effective Date, as follows:

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3.1    Authorization; Enforceability; Ratification. This Amendment has been duly and validly executed by an authorized officer of such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally. The Loan Agreement remains in full force and effect and remains the valid and binding obligation of each such Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

3.2    No Default or Event of Default. No Default or Event of Default is existing under the Loan Agreement and no Default or Event of Default will occur as a result of the effectiveness of this Amendment.

3.3    Restatement of Representations and Warranties; Schedules. The representations and warranties of such Borrower contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects (except that if any such representation or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects) on and as of the date of this Amendment as though made on the date of this Amendment (except for representations and warranties that expressly relate to an earlier date). The Schedules to the Loan Agreement are accurate and complete on and as of the date of this Amendment (except for Schedules that expressly relate to an earlier date).

Section 4    CONDITIONS TO EFFECTIVENESS.

This Amendment shall become effective (the “Amendment Effective Date”) when and only when (a) this Amendment shall be executed and delivered by each Borrower, the Agent and the Lenders, (b) the Agent shall have received a certificate of the Secretary of each Borrower as to (x) resolutions of its board of directors, or applicable governing body, then in full force and effect authorizing the execution, delivery and performance of this Amendment and (y) the incumbency signatures of those of its officers authorized to act with respect to this Amendment, and (c) the Agent shall have received an executed Reaffirmation from the Guarantors.

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Section 5    CONSENT

The Agent and the Lenders hereby consent for all purposes under the Loan Agreement and the other Loan Documents, to Regional’s entering into that certain Amendment No. 1 to Amended and Restated Credit Agreement dated on or about February 20, 2018, and among Regional Management Receivables, LLC, as borrower, Regional Management Corp., as servicer, the lenders from time to time party thereto, Wells Fargo Securities, LLC, as administrative agent for the lenders, and Wells Fargo Bank, National Association, as account bank, collateral custodian, and backup servicer, and to consummating the transactions contemplated thereby; provided, however, that such consent shall not be interpreted as constituting a waiver of any other Events of Default that might arise from the consummation of such transaction pursuant to the terms of the Loan Documents.

Section 6    MISCELLANEOUS.

6.1    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any conflict of law principles that would cause the laws of another jurisdiction to apply (except federal laws relating to national banks).

6.2    Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.

6.3    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument, and counterparts hereof may be delivered by facsimile or .PDF electronic transmission which shall be effective as a manually signed original counterpart.

6.4    Headings. Section headings used in this Amendment are for the convenience of reference only and are not a part of this Amendment for any other purpose.

6.5    Negotiations. By accepting this Amendment, each Borrower acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agent.

6.6    Nonwaiver. Except as set forth in Sections 2 and 5 above or as otherwise expressly set forth herein, the execution, delivery, performance and effectiveness of this Amendment shall not operate as, or be deemed or construed to be, a waiver: (a) of any right, power or remedy of the Agent under the Loan Agreement or the other Loan Documents or (b) of any term, provision, representation, warranty or covenant contained in the Loan Agreement or any other Loan Document. Further, none of the provisions of this Amendment shall constitute, or be deemed to be or construed as, a waiver of any Default or Event of Default under the Loan Agreement.

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6.7    Reference to and Effect on the Loan Agreement; Successor and Assigns. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Loan Agreement, as modified by this Amendment and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement, as modified by this Amendment. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

6.8    Acknowledgment; Release of Claims. No Borrower is aware of any claim or offset against, or defense or counterclaim to, such Borrower’s obligations or liabilities under the Loan Agreement or any Loan Document to which it is a party. In consideration of the Lenders’ agreements contained in this Amendment, each Borrower hereby irrevocably releases and forever discharges the Agent and its Affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Borrower ever had or now has against the Agent or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agent or any other Released Person relating to the Loan Agreement or any Loan Document on or prior to the date hereof.

6.9    Reaffirmation. Each of the parties hereto (as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, under the Loan Documents) hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Loan Agreement and the other Loan Documents to which it is a party and (ii) to the extent such party has granted liens on or security interests in any of its property pursuant to the Loan Agreement or any other Loan Document as security for or otherwise guaranteed the Obligations, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each of the parties hereto hereby consents to this Amendment and hereby ratifies and affirms the Loan Agreement and the other Loan Documents, as modified hereby.

6.10    Waiver of Jury Trial. Each party hereto waives to the fullest extent permitted by law, any right it may have to a trial by jury of any claim, counterclaim, action or other proceeding arising under or relating to this amendment or the transactions contemplated hereby.

6.11    Loan Document. This Amendment is a Loan Document.

6.12    Fees and Expenses. The Borrowers shall pay all outstanding costs, expenses and fees of the Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment, in the manner and to the extent set forth in the Loan Agreement.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers or agents thereunto duly authorized as of the date first written above.

BORROWERS

REGIONAL MANAGEMENT CORP.

REGIONAL FINANCE CORPORATION OF SOUTH CAROLINA

REGIONAL FINANCE CORPORATION OF GEORGIA

REGIONAL FINANCE CORPORATION OF TEXAS

REGIONAL FINANCE CORPORATION OF NORTH CAROLINA

REGIONAL FINANCE CORPORATION OF ALABAMA

REGIONAL FINANCE CORPORATION OF TENNESSEE

REGIONAL FINANCE COMPANY OF OKLAHOMA, LLC

REGIONAL FINANCE COMPANY OF NEW MEXICO, LLC

REGIONAL FINANCE COMPANY OF MISSOURI, LLC

REGIONAL FINANCE COMPANY OF GEORGIA, LLC

REGIONAL FINANCE COMPANY OF MISSISSIPPI, LLC

REGIONAL FINANCE COMPANY OF LOUISIANA, LLC

RMC FINANCIAL SERVICES OF FLORIDA, LLC

REGIONAL FINANCE COMPANY OF KENTUCKY, LLC

REGIONAL FINANCE COMPANY OF VIRGINIA, LLC,

as Regional Borrowers

By:	/s/ Donald E. Thomas
Name:	Donald E. Thomas
Title:	EVP and CFO
Address: 979 Batesville Road, Suite B, Greer, South Carolina 29651 (with a mailing address of Post Office Box 776, Mauldin, South Carolina 296662)

AGENT

BANK OF AMERICA, N.A., as Agent

By:	/s/ Bruce Jenks

Name:	Bruce Jenks

Title:	Senior Vice President

Address:	4 Sentry Parkway, Suite 200 Blue Bell, PA 19422

Attn:	Bruce Jenks

LENDERS

BANK OF AMERICA, N.A., as a Lender and Letter of Credit Issuer

By:	/s/ Bruce Jenks

Name:	Bruce Jenks

Title:	Senior Vice President

Commitment = $215,000,000.00

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Michael S. Cameli
Name:	Michael S. Cameli
Title:	Director

Commitment = $108,000,000.00

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Blake Chandler

Name:	Blake Chandler

Title:	Vice President

Commitment = $40,000,000.00

SYNOVUS BANK
as a Lender

By:	/s/ Michael Sawicki

Name:	Michael Sawicki

Title:	Director, Corporate Banking

Commitment = $25,000,000.00

TEXAS CAPITAL BANK, N.A.
as a Lender

By:	/s/ Stephanie Bowman

Name:	Stephanie Bowman

Title:	Senior Vice President

Commitment = $35,000,000.00

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ William M. Laird

Name:	William M. Laird

Title:	Senior Vice President

Commitment = $165,000,000.00

First Tennessee Bank National Association
(successor by merger to Capital Bank, N.A.) as a Lender

By:	/s/ Blake Chandler

Name:	Blake Chandler

Title:	Vice President

Commitment = $20,000,000.00

BANKUNITED, N.A.
as a Lender

By:	/s/ Stephen Derby

Name:	Stephen Derby

Title:	Senior Vice President

Commitment = $30,000,000.00

EXHIBIT A

See attached.

SCHEDULE 4.4

LOCATIONS OF BOOKS AND RECORDS AND COLLATERAL

The following is a correct and complete list of the locations of all books and records concerning the Collateral, the locations of the Collateral, and the locations of all Borrowers’ places of business as of the Closing Date:

979 Batesville Road, Suite B, Greer, South Carolina 29651

The following branch locations:

Branch #	Street Address	City	State	Zip
0101	101 Verdae Boulevard, Suite 130	Greenville	SC	29607-3887
0103	1544 West Floyd Baker Blvd.	Gaffney	SC	29341-1204
0104	7800 Rivers Ave, Suite 1450	North Charleston	SC	29406-4072
0105	120 Highway 14, Suite C	Simpsonville	SC	29681-6056
0106	2303 Boundary Street, Suite 3	Beaufort	SC	29902-3720
0107	1200 Sam Rittenberg Blvd, Suite B	Charleston	SC	29407-5006
0108	6729 Two Notch Road, Suite L	Columbia	SC	29223-7535
0109	161 South Aiken Lane, Suite 420	Aiken	SC	29803-8084
0110	110 A North Memorial Avenue	Walterboro	SC	29488-3908
0111	1641 Springdale Dr, Suite C	Camden	SC	29020-2091
0112	592 North Anderson Road	Rock Hill	SC	29730-7300
0113	251 Broad Street	Sumter	SC	29150-4146
0114	1450 W.O. Ezell Boulevard, Suite 950	Spartanburg	SC	29301-1500
0115	716 B Montague Avenue	Greenwood	SC	29649-1439
0118	1610 Church Street, Suite D	Conway	SC	29526-2960
0119	1113 N. Fraser Street	Georgetown	SC	29440-2851
0121	2705 C North Main Street	Anderson	SC	29621-3283
0122	1136 Orangeburg Mall Circle	Orangeburg	SC	29115-3439
0123	810 Dutch Square Blvd, Suite 102	Columbia	SC	29210-7318
0124	145 Hwy 15-401 Bypass West, Suite 7	Bennettsville	SC	29512-4359
0125	112 East Carolina Avenue	Hartsville	SC	29550-4214
0126	115 E. Richardson Avenue	Summerville	SC	29483-6332
0127	2889 Main Street	Newberry	SC	29108-4133
0128	109 East Main Street	Lake City	SC	29560-2626
0129	410 D North Duncan Bypass	Union	SC	29379-8641
0130	517 Radford Blvd, Suite D	Dillon	SC	29536-2469
0131	1309 B West Poinsett Street	Greer	SC	29650-1251
0132	605 Broadway Street	Myrtle Beach	SC	29577-3814
0133	5809 Calhoun Memorial Hwy, Suite K	Easley	SC	29640-3876
0134	1137-B Hwy 9 Bypass W	Lancaster	SC	29720-4781
0135	1107 East Godbold Street	Marion	SC	29571-3907
0136	129 Lee Avenue	Hampton	SC	29924-3439
0137	1612 State Rd, Suite A-14	Cheraw	SC	29520-5106
0139	141 E. Church Street, Suite M	Batesburg-Leesville	SC	29070-7066
0140	104 Bi-Lo Way, Suite A2	Moncks Corner	SC	29461-3975
0141	197 Main Street	Barnwell	SC	29812-1847
0142	721 U.S. Hwy 321 BYP South, Unit 11	Winnsboro	SC	29180-6326

Branch #	Street Address	City	State	Zip
0143	3720 Boiling Springs Rd, Suite F	Boiling Springs	SC	29316-5760
0144	211 Oconee Square Drive	Seneca	SC	29678-2546
0145	507 N. Harper Street, Suite D	Laurens	SC	29360-2337
0146	348 North Highway 701, Unit 1	Loris	SC	29569-2464
0147	404 E. Martintown Road, Suite D	North Augusta	SC	29841-4236
0148	938 E. Liberty Street	York	SC	29745-1662
0149	200 West Mill Street	Kingstree	SC	29556-3340
0153	229 Apple Square Plaza	Edgefield	SC	29824-4203
0154	218 City Square	Belton	SC	29627-1433
0155	1035 Johnnie Dodds Blvd., Suite C-7	Mt. Pleasant	SC	29464-6154
0156	867 U.S. Highway 17 South	North Myrtle Beach	SC	29582-3428
0157	7509 Garners Ferry Road, Suite F	Columbia	SC	29209-2664
0158	3405 White Horse Road, Suite C	Greenville	SC	29611-5947
0160	7249 Saint Andrews Road, Suite B	Columbia	SC	29212-1178
0161	400 N. Dobys Bridge Rd, Suite 103	Fort Mill	SC	29715-6805
0180	2523 S. Cashua Drive	Florence	SC	29501-5350
0187	475 N. Main Street, Suite D	Hemingway	SC	29554-9191
0189	103 South Brooks Street	Manning	SC	29102-3111
0190	509 12th Street	West Columbia	SC	29169-6334
0301	2301 Wade Hampton Blvd., Suite 3	Greenville	SC	29615-1059
0303	100 Forum Drive, Suite 4	Columbia	SC	29229-7945
0304	110 Garner Road, Suite 10	Spartanburg	SC	29303-3155
0305	1884 Columbia Road	Orangeburg	SC	29115-3365
0306	1222 West Evans Street	Florence	SC	29501-3322
0307	8600 Dorchester Road, Suite 203	North Charleston	SC	29420-7383
0308	479 Bypass 72 NW, Suite 111	Greenwood	SC	29649-1405
0309	5175 Sunset Boulevard, Suite 4	Lexington	SC	29072-7320
0311	124 Commons Parkway	Anderson	SC	29621-4133
0312	1300 Savannah Highway, Suite 11	Charleston	SC	29407-7849
0313	708 Bultman Drive	Sumter	SC	29150-2517
0501	2523 East 5th Street	Tyler	TX	75701-3544
0502	500 8th Avenue, Suite 100	Fort Worth	TX	76104-2065
0503	217 S. Oklahoma Avenue, Suite D	Weslaco	TX	78596-7970
0504	2912 North Laurent Street	Victoria	TX	77901-4141
0505	2501 N. 23rd Street, Suite 30	McAllen	TX	78501-7891
0506	318 East Jackson Street	Harlingen	TX	78550-6850
0507	502 West Calton Road, Suite 109	Laredo	TX	78041-6631
0508	2200 Boca Chica Blvd, Suite 104	Brownsville	TX	78521-2241
0509	1121 SW Military Drive, Suite 103	San Antonio	TX	78221-1672
0510	4918 Ayers Road, Suite 136	Corpus Christi	TX	78415-1431
0511	530 S Zapata Highway, Suite 3	Laredo	TX	78043-5037
0512	2400 Veterans Blvd, Suite 10	Del Rio	TX	78840-3136
0513	4761 E. Highway 83, Suite B	Rio Grande City	TX	78582-6494
0514	2708 H East Griffin Parkway	Mission	TX	78572-3309
0515	206 B West San Antonio Street	San Marcos	TX	78666-5585
0516	14145 Nacogdoches Road, Suite 1	San Antonio	TX	78247-1931

Branch #	Street Address	City	State	Zip
0517	220 Jefferson Street	Eagle Pass	TX	78852-4820
0518	2551 Judson Road, Suite C	Longview	TX	75605-4645
0519	8868 Research Blvd, Suite 705	Austin	TX	78758-8522
0520	3221 Wurzbach Road	San Antonio	TX	78238-4002
0521	218 East Kleberg Avenue	Kingsville	TX	78363-4573
0522	840 Secretary Drive	Arlington	TX	76015-1640
0523	817 West Pioneer Parkway, Suite 156	Grand Prairie	TX	75051-4738
0524	1615 North Valley Mills Drive	Waco	TX	76710-2552
0525	3655 Fredericksburg Road, Suite 119	San Antonio	TX	78201-3859
0526	1919 South Texas Ave	Bryan	TX	77802-1832
0527	2314 C West Adams Avenue	Temple	TX	76504-3931
0528	2725 NE 28th Street, Suite 130	Fort Worth	TX	76111-2966
0529	1918 North Story Road	Irving	TX	75061-1936
0530	3115 South 1st, Suite 300	Garland	TX	75041-3422
0531	719 West William Cannon Drive, Suite 112	Austin	TX	78745-3981
0532	1645 E. Canton Road	Edinburg	TX	78542-2925
0533	1804 Wirt Road	Houston	TX	77055-2407
0534	5517 Airline Drive, Suite E	Houston	TX	77076-4946
0535	3910 Fairmont Parkway, Suite D	Pasadena	TX	77504-3066
0536	12220 Murphy Road, Suite H	Stafford	TX	77477-2410
0537	6240 Phelan Blvd	Beaumont	TX	77706-6120
0538	4525 Rigsby Avenue, Suite 106	San Antonio	TX	78222-1275
0539	459 Uvalde Road	Houston	TX	77015-3717
0540	3401 W. Davis Street, Suite A1	Conroe	TX	77304-1841
0541	6003 Bellaire Blvd., Suite G	Houston	TX	77081-5421
0542	500 N. Oregon, Suite E	El Paso	TX	79901-1124
0543	8720 Alameda Avenue, Suite A	El Paso	TX	79907-6275
0544	10755 N. Loop Drive, Suite P	Socorro	TX	79927-4694
0545	3333 N. Yarbrough Drive, Suite V	El Paso	TX	79925-1739
0546	9861 Dyer Street, Suite 4	El Paso	TX	79924-4747
0547	6920 Delta Drive, Suite 2	El Paso	TX	79905-5519
0548	1605 George Dieter Drive, Suite 302	El Paso	TX	79936-6586
0549	3806 Avenue I, Suite 22	Rosenberg	TX	77471-3951
0550	7500 Eckhert Road, Suite 460	San Antonio	TX	78240-3068
0551	5015 FM 2920 Road, Suite B	Spring	TX	77388-3114
0552	230 W. Parker Road, Suite 190	Plano	TX	75075-2383
0553	11819 West Avenue, Suite 2	San Antonio	TX	78216-2533
0554	3465 W. Walnut Street, Suite 107	Garland	TX	75042-7169
0555	1015 S. Mays Street, Suite 101	Round Rock	TX	78664-6745
0556	6242 Rufe Snow Drive, Suite 230	North Richland Hills	TX	76148-3347
0557	1703 Shaver Street	Pasadena	TX	77502-2027
0558	2550 Broadway Street	Pearland	TX	77581-4904
0559	11925 Southwest Freeway, Suite 6	Stafford	TX	77477-2300
0560	4485 North Freeway	Houston	TX	77022-6229
0561	873 S. Mason Road, Suite 324	Katy	TX	77450-3882
0562	3917 W. Camp Wisdom Road, Suite 107	Dallas	TX	75237-2468

Branch #	Street Address	City	State	Zip
0563	2506 25th Avenue North, Suite 2	Texas City	TX	77590-4666
0564	2901 Alta Mere Drive, Suite 1000	Fort Worth	TX	76116-4180
0565	1700 N. Zaragoza Road, Suite 103	El Paso	TX	79936-7964
0566	14181 Northwest Freeway	Houston	TX	77040-5013
0567	1931 Texas Parkway	Missouri City	TX	77489-3121
0568	1101 E. Highway 6, Suite A	Alvin	TX	77511-2878
0569	2364 E. Southcross Boulevard	San Antonio	TX	78223-2263
0570	1420 FM 1960 Bypass Rd E, Suite 118	Humble	TX	77338-3934
0571	5488 Walzem Road	San Antonio	TX	78218-2125
0572	2301 N. Collins Street, Suite 116	Arlington	TX	76011-2645
0573	901 N. Raul Longoria Rd, Suite 4	San Juan	TX	78589-3747
0574	4010 W. Commerce Street, Suite 101	San Antonio	TX	78207-3650
0575	4902 Holly Road, Suite 112	Corpus Christi	TX	78411-4767
0576	16876 Stuebner Airline Road	Spring	TX	77379-6207
0577	713 W. Wheatland Road	Duncanville	TX	75116-4520
0578	3719 N. Fry Road, Suite O	Katy	TX	77449-6740
0579	4509 50th Street	Lubbock	TX	79414-3611
0580	4070 N. Belt Line Road, Suite 153	Irving	TX	75038-5010
0581	12637 Westheimer Rd, Suite 150	Houston	TX	77077-5746
0582	9714 Potranco Road, Suite 113	San Antonio	TX	78251-9617
0583	2400 E. Oltorf Street, Suite 12A	Austin	TX	78741-4567
0584	2644 SW 34th Avenue	Amarillo	TX	79109-4806
0585	1607 East 8th Street, Suite A	Odessa	TX	79761-4806
0586	2252 E. Main Street	Uvalde	TX	78801-4947
0587	1645 Pat Booker Road, Suite 115	Universal City	TX	78148-3400
0588	810 E. Veterans Boulevard, Suite F	Palmview	TX	78572-5019
0589	3552 Sherwood Way	San Angelo	TX	76901-3533
0590	7097 N. Expressway 77, Suite 4	Olmito	TX	78575-9808
0591	3482 Catclaw Drive	Abilene	TX	79606-8224
0592	1909 Texoma Parkway, Suite G	Sherman	TX	75090-2668
0593	3301 E. Rancier Ave., Suite 103G	Killeen	TX	76543-7855
0594	601 Sunset Street	Denton	TX	76201-2665
0595	1812 Santa Fe Drive, Suite D	Weatherford	TX	76086-6429
0596	2708 Southwest Pkwy., Suite 114	Wichita Falls	TX	76308-3727
0597	386 Landa Street, Suite B	New Braunfels	TX	78130-5401
0598	120 FM 2821 Road W, Suite C	Huntsville	TX	77320-8414
0601	11 Crispin Ct, Suite 103	Asheville	NC	28803-8208
0602	2367 Highway 70 SE	Hickory	NC	28602-8300
0650	2568 West Franklin Blvd.	Gastonia	NC	28052-1250
0651	7309 East Independence Blvd, Suite 24	Charlotte	NC	28227-9439
0652	1897 E. Broad Street	Statesville	NC	28625-4307
0653	3733 B Farmington Drive	Greensboro	NC	27407-6246
0654	2108 N. Centennial Street, Suite 114	High Point	NC	27262-7742
0655	3193 D Peters Creek Parkway	Winston Salem	NC	27127-4710
0656	811 South Jake Alexander Boulevard	Salisbury	NC	28147-9058
0657	9601 North Tryon Street, Suite H	Charlotte	NC	28262-8460

Branch #	Street Address	City	State	Zip
0658	3306 Highway 74 West, Unit D	Monroe	NC	28110-8695
0659	6407 South Blvd, Suite J	Charlotte	NC	28217-4401
0660	638 Spartanburg Hwy, Suite 30	Hendersonville	NC	28792-5921
0661	2140 South Church Street	Burlington	NC	27215-5328
0662	1231 Rockingham Rd.	Rockingham	NC	28379-4958
0663	1337 C East Dixie Drive	Asheboro	NC	27203-8889
0664	3379 Cloverleaf Parkway	Kannapolis	NC	28083-6991
0665	1941 Hoffman Road, Suite 10	Gastonia	NC	28054-7524
0667	2403 Battleground Avenue, Suite 10	Greensboro	NC	27408-4035
0668	420 Eastwood Road, Suite 101	Wilmington	NC	28403-1866
0669	1829 Capital Boulevard, Suite 105	Raleigh	NC	27604-2177
0670	5410 NC Highway 55, Suite R	Durham	NC	27713-7802
0671	4964 Martin View Lane	Winston Salem	NC	27104-5066
0672	1111 Ireland Drive, Suite 102	Fayetteville	NC	28304-3329
0673	5069 Fayetteville Road	Lumberton	NC	28358-2107
0674	3250 Wilkinson Blvd, Suite H	Charlotte	NC	28208-5667
0675	1330 Fifth Avenue, Suite 250	Garner	NC	27529-3638
0676	2630 S. Main Street, Suite 103	High Point	NC	27263-1941
0677	12265 Capital Boulevard	Wake Forest	NC	27587-6200
0678	4731 Ramsey Street	Fayetteville	NC	28311-1614
0679	260 Summit Square Boulevard, Unit A6	Winston Salem	NC	27105-1461
0680	2316 S. 17th Street, Suite 120	Wilmington	NC	28401-7913
0681	1331 Mebane Oaks Road	Mebane	NC	27302-9681
0682	5539 W. Market Street	Greensboro	NC	27409-2525
0683	3607 Matthews Mint Hill Road, Suite 10	Matthews	NC	28105-4146
0684	460 Moye Blvd., Suite 103	Greenville	NC	27834-2886
0685	5279 N. Roxboro Rd, Suite E, Box 8	Durham	NC	27712-2800
0701	7118 Maynardville Highway	Knoxville	TN	37918-5738
0702	3014 Bristol Highway, Suite 3	Johnson City	TN	37601-1512
0703	421 West Stone Drive, Suite 3	Kingsport	TN	37660-3270
0704	1135 Volunteer Parkway, Suite 1	Bristol	TN	37620-4658
0705	5716 Ringgold Road, Unit 106	Chattanooga	TN	37412-3597
0706	891 Keith Street NW, Suite 6	Cleveland	TN	37311-1879
0707	126 The Crossings	Crossville	TN	38555-8754
0708	1645 Downtown West Blvd, Unit 11	Knoxville	TN	37919-5411
0709	516 S. Willow Avenue	Cookeville	TN	38501-3727
0710	1631 E. Andrew Johnson Highway	Morristown	TN	37814-5401
0711	1240 NW Broad Street	Murfreesboro	TN	37129-1713
0712	224 West Main Street, Suite D	Lebanon	TN	37087-2680
0713	136 Bear Creek Pike, Suite E	Columbia	TN	38401-2484
0714	2565 East Andrew Johnson Hwy.	Greeneville	TN	37745-0951
0715	319 Vann Drive, Suite B	Jackson	TN	38305-6032
0716	2021 Gallatin Pike North, Suite 240	Madison	TN	37115-2029
0717	200 Able Drive, Suite 16	Dayton	TN	37321-6034
0718	121 Henslee Drive, Suite H	Dickson	TN	37055-2076
0719	1321 Bell Road	Antioch	TN	37013-3730

Branch #	Street Address	City	State	Zip
0720	371 West Church Street	Lexington	TN	38351-2096
0721	7444 Winchester Road, Suite 104	Memphis	TN	38125-2206
0801	449 George Wallace Drive	Gadsden	AL	35903-2282
0802	2314 6th Avenue SE, Suite B	Decatur	AL	35601-6565
0803	4925 University Drive, Suite 110	Huntsville	AL	35816-1849
0804	2801 Mall Road, Suite 9	Florence	AL	35630-1676
0805	8144 U.S. Hwy 431	Albertville	AL	35950-1135
0806	1225 Snow Street, Suite 4	Oxford	AL	36203-1964
0807	1710 2nd Avenue SW, Suite 5	Cullman	AL	35055-5337
0808	1845 Montgomery Hwy, Suite 221	Hoover	AL	35244-2501
0809	2001 Skyland Blvd. East, Suite C-1	Tuscaloosa	AL	35405-1545
0810	1930 Edwards Lake Road, Suite 120	Birmingham	AL	35235-3719
0811	246 Interstate Commercial Park Loop	Prattville	AL	36066-7361
0812	3074 Ross Clark Circle, Suite 8	Dothan	AL	36301-1194
0813	2140 E. University Drive, Suite E	Auburn	AL	36830-1853
0814	6144 Atlanta Highway	Montgomery	AL	36117-2800
0815	3304 U.S. Highway 80 West, Suite E	Phenix City	AL	36870-6405
0816	220 Town Mart	Clanton	AL	35045-3784
0817	792 Commerce Drive, Suite 101	Alexander City	AL	35010-4213
0818	5238 U.S. Highway 90 W, Suite D	Mobile	AL	36619-4220
0819	5031 Ford Parkway, Suite 104	Bessemer	AL	35022-5284
0820	6345 Airport Boulevard, Suite G	Mobile	AL	36608-3127
0821	1237 Highway 231 South	Troy	AL	36081-3054
0822	631 Willow Lane, Suite K	Greenville	AL	36037-8028
0823	1605 S. Broad Street	Scottsboro	AL	35768-2610
0824	458 1st Street SW	Alabaster	AL	35007-9703
0825	4405 N. College Avenue, Suite C	Jackson	AL	36545-2045
0826	1123 N. McKenzie Street	Foley	AL	36535-3550
0827	1209 N. Main Avenue	Sylacauga	AL	35150-1648
0828	33208 Highway 43, Suite A	Thomasville	AL	36784-1631
0829	906 McMeans Avenue, Suite B	Bay Minette	AL	36507-3308
0830	306 Palisades Blvd., Suite 4	Homewood	AL	35209-5148
0831	632 Boll Weevil Circle	Enterprise	AL	36330-2734
0870	1310 Quintard Avenue	Anniston	AL	36201-4620
0871	959 Gilbert Ferry Road SE, Suite M	Attalla	AL	35954-3335
0872	3186 Alabama Highway 157	Cullman	AL	35058-0686
0873	841 Odum Road, Suite 105	Gardendale	AL	35071-4112
0875	1811 Highway 78 East, Suite 110	Jasper	AL	35501-4081
0876	2206 Village Drive	Moody	AL	35004-3241
0881	583 Brindlee Mountain Pkwy	Arab	AL	35016-1054
0882	920 Highway 72 E	Athens	AL	35611-4318
0883	981 U.S. Highway 431 South	Boaz	AL	35957-1749
0886	2003 Avalon Ave	Muscle Shoals	AL	35661-3188
0887	2308 Gault Avenue North	Fort Payne	AL	35967-3644
0888	587 Highway 31 NW, Suite A	Hartselle	AL	35640-4470
0889	700 Airport Road, Suite E	Huntsville	AL	35802-4360

Branch #	Street Address	City	State	Zip
0891	80 McFarland Boulevard, Suite 2	Northport	AL	35476-3332
0893	305 East Battle Street, Suite A	Talladega	AL	35160-2421
0894	2401 Stemley Bridge Road, Suite 13	Pell City	AL	35128-2393
0901	9200 S. Pennsylvania Avenue	Oklahoma City	OK	73159-6902
0902	2108 A W. Lindsey Street	Norman	OK	73069-4108
0903	6221 N. Meridian Avenue	Oklahoma City	OK	73112-1249
0904	1300 West Vandament Avenue, Suite 2301	Yukon	OK	73099-4575
0905	1510 N. Kickapoo Avenue, Suite 1	Shawnee	OK	74804-4331
0906	7505 SE 15th Street	Midwest City	OK	73110-5425
0907	1915 W. Gore Boulevard, Suite 3	Lawton	OK	73501-3661
0908	1208 North York Street, Suite B	Muskogee	OK	74403-2562
0909	3202 S. Memorial Drive, Suite 7A	Tulsa	OK	74145-1322
0910	1231 SE Frank Phillips Blvd	Bartlesville	OK	74003-4321
0911	806 S. Aspen Avenue, Suite B	Broken Arrow	OK	74012-4884
0912	305 W. Taft Road	Sapulpa	OK	74066-5436
0913	1942 S. Highway 66	Claremore	OK	74019-4371
0914	1500 Hoppe Boulevard, Suite 6	Ada	OK	74820-2309
0915	120 N. 5th Street	Chickasha	OK	73018-2406
0916	302 W. Edmond Road	Edmond	OK	73003-5600
0917	1212 Merrick Drive, Suite 5	Ardmore	OK	73401-1824
0918	2329 W. Willow Road	Enid	OK	73703-2433
0919	639 NW 7th Street	Moore	OK	73160-3803
0920	701 N. Main Street	Stillwater	OK	74075-5410
0921	200 East Choctaw Avenue	McAlester	OK	74501-5026
0922	111 S. Main Street	Miami	OK	74354-7024
0923	3040 S. Muskogee Avenue, Suite 101	Tahlequah	OK	74464-5485
0924	2135 NW 23rd Street	Oklahoma City	OK	73107-2401
0925	512 Plaza Court	Sand Springs	OK	74063-7915
0926	2501 N. 14th Street	Ponca City	OK	74601-1734
0927	1519 N. Highway 81	Duncan	OK	73533-1407
0928	6961 S. Lewis Avenue	Tulsa	OK	74136-3914
1001	2300 N Main Street, Suite 205	Las Cruces	NM	88001-1117
1002	1215 Anthony Drive, Suite D	Anthony	NM	88021-9371
1003	5504 Menaul Boulevard NE, Suite G-East	Albuquerque	NM	87110-3184
1004	5300 Sequoia Rd NW, Suite L	Albuquerque	NM	87120-1418
1005	1001 Golf Course Road SE, Suite 103	Rio Rancho	NM	87124-2575
1006	200 1st Street, Suite C	Alamogordo	NM	88310-6517
1007	3000 E. 20th Street, Suite B	Farmington	NM	87402-5350
1008	2404 Cerrillos Road	Santa Fe	NM	87505-3392
1009	1698 Rio Bravo Blvd SW, Suite C	Albuquerque	NM	87105-6000
1010	2013 N. Prince Street	Clovis	NM	88101-4858
1011	101 W. Broadway Street	Hobbs	NM	88240-6001
1012	107 E. 5th Street	Roswell	NM	88201-6205
1013	1331 Juan Tabo Blvd NE, Suite 2C	Albuquerque	NM	87112-4463
1014	1405 S. Valley Drive, Suite 700	Las Cruces	NM	88005-3132
1015	601 Main Street SE, Suite 23A	Los Lunas	NM	87031-4309

Branch #	Street Address	City	State	Zip
1017	1900 E. Historic Hwy 66, Suite E	Gallup	NM	87301-4883
1018	2514 7th Street, Suite E	Las Vegas	NM	87701-4988
1019	3301 Coors Blvd NW, Suite 16	Albuquerque	NM	87120-1292
1101	6409 Abercorn Street, Suite A	Savannah	GA	31405-5796
1102	3421-6 Cypress Mill Road	Brunswick	GA	31520-2876
1103	2768 Cumberland Blvd SE	Smyrna	GA	30080-3048
1104	3412 Wrightsboro Rd, Suite 902	Augusta	GA	30909-1099
1105	1200 Ernest W. Barrett Pkwy NW, Suite 216	Kennesaw	GA	30144-4513
1106	690 Hwy 29 N, Suite 135	Athens	GA	30601-1545
1107	322 Oak Street, Suite 4	Gainesville	GA	30501-3580
1108	755 Lawrenceville Suwanee Rd, Suite 1520	Lawrenceville	GA	30043-7344
1201	3260 Electric Road, Suite 501	Roanoke	VA	24018-6400
1202	165 Holt Garrison Pkwy, Unit 560B	Danville	VA	24540-5949
1203	3920 Wards Road, Suite E	Lynchburg	VA	24502-3569
1204	4511 John Tyler Highway, Suite A	Williamsburg	VA	23185-2415
1205	614 Albemarle Square	Charlottesville	VA	22901-7406
1206	5694 Brook Road	Richmond	VA	23227-2274
1207	65 Conston Avenue	Christiansburg	VA	24073-1164
1208	340 Town Center Dr	Abingdon	VA	24210-3248
1209	7225 Bell Creek Rd, Suite 268	Mechanicsville	VA	23111-3503
1210	932 Edwards Ferry Road NE, Suite B1	Leesburg	VA	20176-3324
1211	9668 Liberia Avenue	Manassas	VA	20110-1700
1212	241 Charles H. Dimmock Pkwy, Suite 1	Colonial Heights	VA	23834-2915
1213	14516 Smoketown Rd	Woodbridge	VA	22192-4719
1214	3940 Plank Rd, Suite K	Fredericksburg	VA	22407-6869
1215	14260-M Centreville Square	Centreville	VA	20121-2364
1216	2516 S. Pleasant Valley Road	Winchester	VA	22601-7010
1217	6810-A Bland Street	Springfield	VA	22150-2612

SCHEDULE 7.6

GAAP EXCEPTIONS

None.

SCHEDULE 7.9

PERMITTED LIENS

None.

SCHEDULE 7.10

LICENSES

None.

SCHEDULE 7.13

COMPLIANCE WITH LAWS

None.

SCHEDULE 7.16

SUBSIDIARIES

Each of the entities listed below is a direct or indirect wholly-owned Subsidiary of Regional Management Corp. Unless otherwise indicated, the equity interests of each Subsidiary are owned directly by Regional Management Corp.

Regional Finance Corporation of Alabama
Regional Finance Corporation of Georgia
Regional Finance Corporation of North Carolina
Regional Finance Corporation of South Carolina
Regional Finance Corporation of Tennessee
Regional Finance Corporation of Texas
Regional Finance Company of Oklahoma, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
Regional Finance Company of New Mexico, LLC (wholly-owned by Regional Finance Corporation of South Carolina)
Regional Finance Company of Missouri, LLC
Regional Finance Company of Louisiana, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
Regional Finance Company of Mississippi, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
RMC Financial Services of Florida, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
Regional Finance Company of Georgia, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
Regional Finance Company of Kentucky, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
Regional Finance Company of Virginia, LLC (wholly-owned by Regional Finance Corporation of North Carolina)
Upstate Motor Company
Credit Recovery Associates, Inc.
RMC Reinsurance, LTD
Regional Management Receivables, LLC
Regional Management Receivables II, LLC
Regional Management North Carolina Receivables Trust 2017-1

SCHEDULE 7.19

BANK ACCOUNTS

Bank Name	Account Number	City	State	Purpose	Company Name	Sweep Account
Arvest Bank	XXXXXXXXX	Bartlesville	OK	Depository	Regional Finance Company of Oklahoma, LLC
BancFirst	XXXXXXXXX	Ardmore	OK	Depository	Regional Finance Company of Oklahoma, LLC
Bank Independent	XXXXXXXXX	Athens	AL	Depository	Regional Finance Corporation of Alabama
Bank of America	XXXXXXXXX	Charlotte	NC	Master Funding	Regional Management Corp.
Bank of America	XXXXXXXXX	Charlotte	NC	Master Depository	Regional Management Corp.
Bank of America	XXXXXXXXX	Charlotte	NC	Accounts Payable	Regional Finance Company of New Mexico, LLC	Sweep
Bank of America	XXXXXXXXX	Charlotte	NC	Payroll	Regional Management Corp.	Sweep
Bank of America	XXXXXXXXX	Charlotte	NC	OK Checking	Regional Management Corp.	Sweep
Bank of America	XXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corporation of South Carolina	Sweep
Bank of America	XXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corporation of Texas	Sweep
Bank of America	XXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corporation of Texas	Sweep
Bank of America	XXXXXXXXX	Charlotte	NC	Depository	Regional Finance Company of Oklahoma, LLC	Sweep
Bank of America	XXXXXXXXX	Charlotte	NC	Depository	Regional Finance Company of New Mexico, LLC	Sweep
Bank of America	XXXXXXXXX	Charlotte	NC	Depository	Regional Finance Corporation of North Carolina	Sweep
Bank of America	XXXXXXXXX	Minneapolis	MN	Depository	Regional Management Receivables, LLC
BB & T	XXXXXXXXX	Winston Salem	NC	Depository	Regional Finance Corporation of Tennessee
BB & T	XXXXXXXXX	Winston Salem	NC	Depository	Regional Finance Corporation of North Carolina
BB & T	XXXXXXXXX	Winston Salem	NC	Depository	Regional Management Corp.
First Bank (NC)	XXXXXXXXX	Rockingham	NC	Depository	Regional Finance Corporation of North Carolina
First Bank (TN)	XXXXXXXXX	Dickson	TN	Depository	Regional Finance Corporation of Tennessee
First Bank AL	XXXXXXXXX	Talladega	AL	Depository	Regional Finance Corporation of Alabama
First Citizens	XXXXXXXXX	Columbia	SC	Depository	Regional Finance Corporation of South Carolina
First National Bank of TX	XXXXXXXXX	Killeen	TX	Depository	Regional Finance Corporation of Texas
First State Bank (AL)	XXXXXXXXX	Fort Payne	AL	Depository	Regional Finance Corporation of Alabama
First Tennessee	XXXXXXXXX	Memphis	TN	Depository	Regional Finance Corporation of Tennessee
FNB Community Bank	XXXXXXXXX	Midwest City	OK	Depository	Regional Finance Company of Oklahoma, LLC
International Bank and Commerce	XXXXXXXXX	Zapata	TX	Depository	Regional Finance Corporation of Texas

Bank Name	Account Number	City	State	Purpose	Company Name	Sweep Account
Liberty Federal Savings Bank	XXXXXXXXX	Enid	OK	Depository	Regional Finance Company of Oklahoma, LLC
Merchants	XXXXXXXXX	Jackson	AL	Depository	Regional Finance Corporation of Alabama
Prosperity	XXXXXXXXX	Abilene	TX	Depository	Regional Finance Corporation of Texas
RCB	XXXXXXXXX	Ponca City	OK	Depository	Regional Finance Company of Oklahoma, LLC
Southside	XXXXXXXXX	Tyler	TX	Depository	Regional Finance Corporation of Texas
Synovus	XXXXXXXXX	Columbus	GA	Depository	Regional Finance Company of Georgia, LLC
Synovus	XXXXXXXXX	Columbus	GA	Depository	Regional Finance Corporation of South Carolina
Wells Fargo	XXXXXXXXX	Greenville	SC	Master Funding	Regional Management Corp.	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	Insurance Refunds	Regional Management Corp.	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	Tax Payments/Other ACH Debits	Regional Management Corp.
Wells Fargo	XXXXXXXXX	Greenville	SC	Depository	Regional Management Receivables, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	Depository	Regional Management Receivables II, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	CRA Depository	Credit Recovery Associates, Inc.	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	RMC (Insurance ACH Credits)	Regional Management Corp.	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	RMC Reinsurance Depository	RMC Reinsurance, Ltd.
Wells Fargo	XXXXXXXXX	Greenville	SC	CRA Licensing	Credit Recovery Associates, Inc.
Wells Fargo	XXXXXXXXX	Greenville	SC	Georgia Licensing	Regional Finance Company of Georgia, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	Missouri Licensing	Regional Finance Company of Missouri, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	VA Licensing	Regional Finance Company of Virginia, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	AL Checking	Regional Finance Corporation of Alabama	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	GA Checking	Regional Finance Company of Georgia, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	NC Checking	Regional Finance Corporation of North Carolina	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	AL Checking	Regional Finance Corporation of Alabama	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	NM Checking	Regional Finance Company of New Mexico, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	SC Checking	Regional Finance Corporation of South Carolina	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	TN Checking	Regional Finance Corporation of Tennessee	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	TX Checking	Regional Finance Corporation of Texas	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	VA Checking	Regional Finance Company of Virginia, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	AL Depository	Regional Finance Corporation of Alabama
Wells Fargo	XXXXXXXXX	Greenville	SC	GA Depository	Regional Finance Company of Georgia, LLC

Bank Name	Account Number	City	State	Purpose	Company Name	Sweep Account
Wells Fargo	XXXXXXXXX	Greenville	SC	NM Depository	Regional Finance Company of New Mexico, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	NC Depository	Regional Finance Corporation of North Carolina
Wells Fargo	XXXXXXXXX	Greenville	SC	TN Depository	Regional Finance Corporation of Tennessee
Wells Fargo	XXXXXXXXX	Greenville	SC	SC Depository	Regional Finance Corporation of South Carolina
Wells Fargo	XXXXXXXXX	Greenville	SC	TX Depository	Regional Finance Corporation of Texas
Wells Fargo	XXXXXXXXX	Greenville	SC	VA Depository	Regional Finance Company of Virginia, LLC
Wells Fargo	XXXXXXXXX	Greenville	SC	AL Loan Solicitation	Regional Finance Corporation of Alabama	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	GA Loan Solicitation	Regional Finance Company of Georgia, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	NM Loan Solicitation	Regional Finance Company of New Mexico, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	NC Loan Solicitation	Regional Finance Corporation of North Carolina	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	OK Loan Solicitation	Regional Finance Company of Oklahoma, LLC	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	SC Loan Solicitation	Regional Finance Corporation of South Carolina	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	TN Loan Solicitation	Regional Finance Corporation of Tennessee	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	TX Loan Solicitation	Regional Finance Corporation of Texas	Sweep
Wells Fargo	XXXXXXXXX	Greenville	SC	VA Checking	Regional Finance Company of Virginia, LLC	Sweep
Wells Fargo	XXXXXXXXX	Minneapolis	MN	Collection	Regional Management Receivables II, LLC
Wells Fargo	XXXXXXXXX	Minneapolis	MN	Reserve	Regional Management Receivables II, LLC
Wells Fargo	XXXXXXXXX	Minneapolis	MN	Reserve	RMC Reinsurance Ltd.
Wells Fargo	XXXXXXXXX	Minneapolis	MN	Collection	Regional Management Receivables, LLC
Wells Fargo	XXXXXXXXX	Minneapolis	MN	Reserve	Regional Management Receivables, LLC

SCHEDULE 8.3

GUARANTIES

None.

SCHEDULE 8.6

DEBT

None.